UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2011

First Citizens BancShares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road; Raleigh, North Carolina	27609
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (919) 716-7000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On January 7, 2011, Registrant issued the attached press release announcing the merger of its two wholly-owned banking subsidiaries First-Citizens Bank & Trust Company and IronStone Bank.

Item 9.01. Financial Statements and Exhibits.

d)  Exhibits.     The following exhibit is being filed with this Report:

Exhibit No.	Exhibit Description
99	Copy of press release dated January 7, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc. (Registrant)
January 7, 2011 (Date)	/s/ KENNETH A. BLACK Kenneth A. Black Vice President and Chief Financial Officer